John Hancock Funds II

Supplement dated 9-3-2009 to the current Statement of Additional Information dated December 31, 2008

On page 130, the first paragraph is replaced with the following:

In the event that the deviation from the amortized cost exceeds 0.50 of 1% or $0.005 per share in NAV, the Adviser shall promptly call a special meeting of the Trustees to determine what, if any, action should be initiated. Where the Trustees believe the extent of any deviation from the Money Market Fund’s amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, they shall take the action they deem appropriate to eliminate or reduce to the extent reasonably practical such dilution or unfair results. The actions that may be taken by the Trustees include, but are not limited to: